UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22210

Partners Group Private Equity, LLC

(Exact name of registrant as specified in charter)
c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

(Address of principal executive offices) (Zip code)

Robert Collins
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

(Name and address of agent for service)

registrant's telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

PARTNERS GROUP PRIVATE EQUITY, LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2016

(Including the Consolidated Financial Statements of
Partners Group Private Equity (Master Fund), LLC)

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2016

Report of Independent Registered Public Accounting Firm	1
Statement of Assets, Liabilities and Members' Equity	2
Statement of Operations	3
Statements of Changes in Members' Equity	4
Statement of Cash Flows	5
Financial Highlights	6
Notes to Financial Statements	7-11
Fund Management	12-13
Other Information	14-16
Consolidated Financial Statements of Partners Group Private Equity (Master Fund), LLC	Appendix I

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2016

To the Board of Managers and Members of
Partners Group Private Equity, LLC:

In our opinion, the accompanying statement of assets, liabilities and members’ equity, and the related statements of operations, of changes in members’ equity and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Partners Group Private Equity, LLC (the “Fund”) at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its members’ equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
May 31, 2016

1

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Statement of Assets, Liabilities and Members’ Equity –
March 31, 2016

Assets
Investment in Partners Group Private Equity (Master Fund), LLC, at fair value (cost $482,376,659)	$744,830,804
Receivable for interests repurchased by Partners Group Private Equity (Master Fund), LLC	25,277,814
Interest receivable	16

Total Assets	$770,108,634

Liabilities
Repurchase amounts payable	$25,271,789
Servicing fees payable	880,464
Accounting and administration fees payable	20,813
Professional fees payable	1,750
Custodian fees payable	400
Other expenses payable	6,604

Total Liabilities	$26,181,820

Members' Equity	$743,926,814

Members' Equity consists of:
Members' Equity Paid-in	$524,568,574
Accumulated net investment income	10,499,149
Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency translation	132,522,065
Accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	102,570,204
Accumulated Adviser's Incentive Allocation	(26,233,178)

Total Members' Equity	$743,926,814

Number of Outstanding Units	38,499,548

Net Asset Value per Unit	$19.3230

The accompanying notes are an integral part of these Financial Statements.

2

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Statement of Operations –
For the Year Ended March 31, 2016

Fund Investment Income	$243

Fund Operating Expenses
Servicing fees	4,875,646
Accounting and administration fees	239,944
Professional fees	7,000
Registration fees	5,150
Custodian fees	2,411
Other expenses	67,750
Total Operating Expenses	5,197,901

Investment Income Allocated from Partners Group Private Equity (Master Fund), LLC
Investment Income	15,541,547
Expenses	(10,059,785)
Total Investment Income Allocated from Partners Group Private Equity (Master Fund), LLC	5,481,762

Net Investment Income	284,104

Net Realized Gain and Change in Unrealized Appreciation on Investments, Forward Foreign Currency Contracts and Foreign Currency Allocated from Partners Group Private Equity (Master Fund), LLC
Net realized gain from investments and forward foreign currency contracts	23,366,401
Net realized gain on foreign currency translation	4,287,616
Net realized gain distributions from primary and secondary investments	26,756,578
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	17,085,213

Net Realized Gain and Change in Unrealized Appreciation on Investments, Forward Foreign Currency Contracts and Foreign Currency Allocated from Partners Group Private Equity (Master Fund), LLC	71,495,808

Adviser's Incentive Allocation Allocated from Partners Group Private Equity (Master Fund), LLC	(7,696,372)

Net Increase in Members' Equity from Operations	$64,083,540

The accompanying notes are an integral part of these Financial Statements.

3

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Statements of Changes in Members’ Equity –
For the Years Ended March 31, 2015 and 2016

Members’ Equity
Members' Equity at March 31, 2014*	$503,328,647
Capital contributions	93,820,705
Capital tenders	(54,880,948)
Early repurchase fees	7,453
Net investment income	2,086,388
Net realized gain from investments and forward foreign currency contracts	9,800,086
Net realized gain distributions from primary and secondary investments	28,071,221
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	26,799,041
Adviser's Incentive Allocation	(7,089,868)

Members' Equity at March 31, 2015	$601,942,725
Capital contributions	130,089,986
Capital tenders	(52,209,812)
Early repurchase fees	20,375
Net investment loss	284,104
Net realized gain from investments and forward foreign currency contracts	23,366,401
Net realized gain on foreign currency translation	4,287,616
Net realized gain distributions from primary and secondary investments	26,756,578
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	17,085,213
Adviser's Incentive Allocation	(7,696,372)

Members' Equity at March 31, 2016	$743,926,814

Units outstanding at March 31, 2014*	31,809,719
Units sold*	5,659,942
Units repurchased	(3,300,713)
Units outstanding at March 31, 2015*	34,168,948
Units sold	7,098,677
Units repurchased	(2,768,077)
Units outstanding at March 31, 2016	38,499,548

*	The item includes a correction of the misstatement for the year ended March 31, 2014. Refer to Note 7 in the Notes to Consolidated Financial Statements for the year ended March 31, 2015.

The accompanying notes are an integral part of these Financial Statements.

4

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Statement of Cash Flows –
For the Year Ended March 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Members' Equity from Operations	$64,083,540
Adjustments to reconcile Net Increase in Members' Equity from Operations to net cash used in operating activities:
Purchases of interests in Partners Group Private Equity (Master Fund), LLC	(73,001,509)
Net investment income allocated from Partners Group Private Equity (Master Fund), LLC	(5,481,762)
Net realized gain from investments and forward foreign currency contracts allocated from Partners Group Private Equity (Master Fund), LLC	(23,366,401)
Net realized gain on foreign currency translation allocated from Partners Group Private Equity (Master Fund), LLC	(4,287,616)
Net realized gain distributions from primary and secondary investments allocated from Partners Group Private Equity (Master Fund), LLC	(26,756,578)
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation allocated from Partners Group Private Equity (Master Fund), LLC	(17,085,213)
Adviser's Incentive Allocation allocated from Partners Group Private Equity (Master Fund), LLC	7,696,372
Increase in receivable for interests repurchased by Partners Group Private Equity (Master Fund), LLC	(21,976,873)
Decrease in receivable from Adviser	153,606
Decrease in interest receivable	11
Increase in servicing fees payable	193,467
Decrease in accounting and administration fees payable	(36,038)
Decrease in professional fees payable	(7,000)
Decrease in other expenses payable	(5,401)
Net Cash Used in Operating Activities	(99,877,395)

CASH FLOWS FROM FINANCING ACTIVITIES
Members' capital contributions	130,089,986
Members' capital tenders	(30,212,591)
Net Cash Provided by Financing Activities	99,877,395

Net change in cash and cash equivalents	—

Cash and cash equivalents at beginning of year	—
Cash and cash equivalents at End of Year	$—

The accompanying notes are an integral part of these Financial Statements.

5

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Financial Highlights

	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014		Year Ended March 31, 2013	Year Ended March 31, 2012
Per Unit Operating Performances (1)

NET ASSET VALUE, BEGINNING OF PERIOD	$17.6167	$15.8231 (2)	$14.04		$12.86 (3)	$11.99 (3)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.0263)	0.0434	0.18	*	0.08 (3)	0.06 (3)
Net realized and unrealized gain on investments	1.7326	1.7502	1.60	*	1.10 (3)	0.81 (3)

Net Increase in Members' Equity from Operations	1.7063	1.7936	1.78	*	1.18 (3)	0.87 (3)

NET ASSET VALUE, END OF PERIOD	$19.3230	$17.6167	$15.82	*	$14.04	$12.86 (3)

TOTAL RETURN (4)	9.69%	11.34%	12.68	%*	9.18%	7.26%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period in thousands (000's)	743,927	601,943	503,329	*	354,386	200,617
Net investment income (loss) to average net assets, excluding Incentive Allocation	0.04%	0.38%	1.43%		0.68%	0.24%
Ratio of gross expenses to average net assets, excluding Incentive Allocation (5)	2.22%	2.29%	2.48%		2.46%	2.49%
Ratio of expense recoupment (waiver) to average net assets	0.00%	0.00%	0.00%		0.00%	0.07%
Ratio of net expenses to average net assets, excluding Incentive Allocation (6)	2.22%	2.29%	2.48%		2.46%	2.56%
Ratio of Incentive Allocation to average net assets	1.12%	1.30%	1.44	%*	1.08%	0.87%
Portfolio Turnover	21.91%	18.25%	26.84	%*	15.47%	8.39%

*	The item includes a correction due to the misstatement for the year ended March 31, 2014. Refer to Note 7 in the Notes to Consolidated Financial Statements for the year ended March 31, 2015.

(1)	Selected data for a unit of membership interest outstanding throughout the period.

(2)	Effective February 28, 2015, the Fund chose to display a four digit net asset value per unit.

(3)	Adjusted for 100 for 1 change in units, effective October 1, 2012.

(4)

Total return based on per unit net asset value reflects the changes in net asset value based on the effects of the performance of the Fund during the period and assumes distribution, if any, were reinvested.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(6)	The organizational expenses are not annualized for the ratio calculation.

The accompanying notes are an integral part of these Financial Statements.

6

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2016

1. Organization

Partners Group Private Equity, LLC (the “Fund”) was organized as a limited liability company under the laws of the State of Delaware on June 18, 2008 and commenced operations on February 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The objective of the Fund is to seek attractive long-term capital appreciation by investing in a diversified portfolio of private equity investments. To achieve its objective, the Fund invests substantially all of its assets in limited liability company interests (“Interests”) in Partners Group Private Equity (Master Fund), LLC (the “Master Fund”), a limited liability company organized under the laws of the State of Delaware, which is also registered under the 1940 Act. In addition to the Fund, three other closed-end, non-diversified investment companies also invest substantially all of their respective assets in Interests in the Master Fund (the Fund and each such other investment company, individually a “Feeder Fund” and collectively, the “Feeder Funds”). Collectively, the Feeder Funds own all of Interests in the Master Fund.

The Master Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended. A board of managers (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. The Board also acts as the board of managers of the Master Fund (the “Master Fund Board”) and of each of the other Feeder Funds. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser. Units of limited liability company interests in the Fund (“Units”) are offered only to investors that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended. Holders of Units (“Members”) do not own any direct interest in the Master Fund.

The Fund’s financial statements should be read in conjunction with the Master Fund’s consolidated financial statements, which are included as Appendix I.

At March 31, 2016, the Fund owned 43.50% of the Interests in the Master Fund.

2. Significant Accounting Policies

The Fund is an investment company. Accordingly, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

The Fund values its investment in the Master Fund at the net asset value of the Interests in the Master Fund owned by the Fund. The net asset value of the Interests in the Master Fund is determined by the Master Fund. Investments held by the Master Fund include direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Private Equity Fund Investments”). (Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”). The Master Fund values interests in Private Equity Investments at fair value in accordance with procedures (the “Valuation Procedures”), which have been approved by the Board and the Master Fund Board. The fair values of Private Equity Investments determined on behalf of the Master Fund by the Adviser in accordance with the Valuation Procedures are estimates. In the case of a Private Equity Fund Investment, the fair value is net of management and performance incentive fees or allocations that may be payable pursuant to the constituent documents of such Private Equity Fund Investments.

c. Allocations from the Master Fund

In accordance with U.S. GAAP, the Fund, as the holder of Interests in the Master Fund, records in its financial statements its allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation in the Master Fund.

7

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2016 (continued)

2. Significant Accounting Policies (continued)

d. Fund Level Income and Expenses

Income, including interest income on any cash or cash equivalents held by the Fund, and expenses are recognized and recorded on an accrual basis. Expenses that are specifically attributed to the Fund are accrued and charged to the Fund. Although the Fund bears its proportionate share of the management fees paid by the Master Fund, the Fund pays no direct management fee to the Adviser.

e. Expense Limitation Agreement

Effective February 1, 2010, the Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Allocation (as defined below) and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. As of March 31, 2016, there were no amounts waived or assumed that are subject for recoupment by Adviser.

f. Tax Basis Reporting

Because the Master Fund invests primarily in investments that are treated as partnerships for U.S. federal income tax purposes, the tax character of the Fund’s allocated earnings depends on the tax filings of the Private Equity Investments. Accordingly, the tax bases of these allocated earnings and the related balances are not available as of the reporting date.

g. Income Taxes

For U.S. federal income tax purposes, the Fund is treated as a partnership, and each Member is treated as the owner of its allocated share of the net assets, income, expenses, and the realized and unrealized gains (losses) of the Fund. Accordingly, no U.S federal, state or local income taxes are paid by the Fund on the income or gains of the Fund since the Members are individually liable for the taxes on their allocated share of such income or gains of the Fund.

The Adviser determines whether a tax position of the Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2016, the tax years from the year 2012 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

h. Cash and Cash Equivalents

Pending investment in the Master Fund, the Fund holds cash and cash equivalents, including amounts held in interest bearing deposit accounts. At times, those amounts may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

i. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires that management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in Members’ capital from operations during the reporting period. Actual results can differ from those estimates.

8

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2016 (continued)

3. Fair Value Measurements

The Fund records its investment in the Master Fund at the net asset value of the Interests in the Master Fund owned by the Fund. The Master Fund’s disclosure with respect to investments held by the Master Fund under the three-tier hierarchy is discussed in the Notes to the Master Fund’s consolidated financial statements.

4. Allocation to Members’ Capital Accounts

Net profits or net losses of the Fund for each Allocation Period (as defined below) are allocated among and credited to or debited against the Members’ capital accounts in proportion to the number of Units owned by Members. Each Allocation Period begins on the day after the last day of the preceding Allocation Period and ends at the close of business on the first to occur thereafter of: (1) the last day of a calendar month, (2) the last day of a taxable year, (3) the day preceding a day on which Units are purchased, (4) a day on which Units are repurchased by the Fund pursuant to tenders of Units by Members or (5) a day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

The Fund maintains a separate capital account in its records for each Member. As of any date, the capital account balance of a Member is equal to the net asset value per Unit as of such date, multiplied by the number of Units held by such Member. Any amounts charged or debited against a Member’s capital account under the Fund’s ability to allocate special items and to accrue reserves (other than among all Members in accordance with the number of Units held by each Member) are treated as a partial repurchase of such Member’s Units for no additional consideration as of the date on which the Board determines such charge or debit is required to be made. Additionally, such Member’s Units are reduced thereby as appropriately determined by the Fund. Any amounts credited to a Member’s capital account under the Fund’s ability to allocate special items and to accrue reserves (other than among all Members in accordance with the number of Units held by each such Member) are treated as an issuance of additional Units to such Member for no additional consideration as of the date on which the Board determines such credit is required to be made. Additionally, such Member’s Units are increased thereby as appropriately determined by the Fund. As of March 31, 2016, there have been no special items or accrued receivables allocated to Members’ capital accounts.

5. Subscriptions and Repurchase of Units

Units are generally offered for purchase as of the first day of each calendar month, but may be offered more or less frequently as determined by the Board in its sole discretion.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers whether the Master Fund is making a contemporaneous repurchase offer for Interests in the Master Fund, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Master Fund Board that, under normal circumstances, the Master Fund conduct repurchase offers of no more than 5% of the Master Fund’s net assets quarterly on or about each January 1st, April 1st, July 1st and October 1st. It is anticipated that the Fund will generally conduct repurchase offers contemporaneously with repurchase offers conducted by the Master Fund. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units.

6. Related Party Transactions and Other

The Fund pays the Adviser or one of its affiliates, in its capacity as the servicing agent (the “Servicing Agent”), a monthly servicing fee (the “Servicing Fee”), equal to 0.70% on an annualized basis of the Fund’s net asset value as of each month-end. The Servicing Fee is paid to the Servicing Agent out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the Servicing Fee due to the Adviser for any month, the Fund’s net asset value is calculated prior to any reduction for any fees and expenses (of the Fund and the Master Fund) for that month, including, without limitation, the Servicing Fee payable for that month.

9

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2016 (continued)

6. Related Party Transactions and Other (continued)

An incentive allocation (“Incentive Allocation”) is calculated at the Master Fund and allocated to the Fund based on the Fund’s ownership of Interests in the Master Fund. The Incentive Allocation is equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each member of the Master Fund, including the Fund, over (ii) the then balance, if any, of that member’s Loss Recovery Account (as defined below). The Incentive Allocation is debited from such member’s capital account and credited to a capital account of the Adviser (or, to the extent permitted by applicable law, of an affiliate of the Adviser) in the Master Fund (the “Incentive Allocation Account”). The Incentive Allocation Account is maintained solely for the purpose of allocating the Incentive Allocation, and thus, the Incentive Allocation Account does not participate in the net profits and losses of the Master Fund.

The Master Fund maintains a memorandum account for each member of the Master Fund, including the Fund (each, a “Loss Recovery Account”). Each member’s Loss Recovery Account has an initial balance of zero and is (i) increased upon the close of each Allocation Period of the Master Fund by the amount of the relevant member’s allocable share of the net losses of the Master Fund for the Allocation Period, and (ii) decreased (but not below zero) upon the close of such Allocation Period by the amount of such member’s allocable share of the net profits of the Master Fund for the Allocation Period. The Incentive Allocation is calculated, charged to each member of the Master Fund and credited to the Incentive Allocation Account as of the end of each Allocation Period. The Allocation Period for a member whose Interest in the Master Fund is repurchased or is transferred in part is treated as ending only for the portion of the Interest so repurchased or transferred. In addition, only the net profits of the Master Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the member’s capital account amount being so repurchased or transferred) is taken into account in determining the Incentive Allocation for the Allocation Period then ending. The member’s Loss Recovery Account is not adjusted for such member’s allocable share of the net losses of the Master Fund, if any, for the Allocation Period then ending that are attributable to the portion of the Interest so repurchased or transferred. For the year ended March 31, 2016, an Incentive Allocation of $7,696,372 was credited to the Incentive Allocation Account from the Fund’s capital account in the Master Fund.

UMB Fund Services, Inc. (the “Administrator”) serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services. For these services the Administrator receives a fixed monthly fee, based upon average net assets, and a monthly fee based on the number of Member accounts as well as reasonable out of pocket expenses. For the year ended March 31, 2016, the Fund paid $239,944 in administration and accounting fees.

7. Risk Factors

An investment in the Fund involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund invests substantially all of its available capital in Private Equity Investments. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets. As a result, the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. No guarantee or representation is made that the Fund’s investment objective will be met.

A further discussion of the risks associated with the Fund’s investment in the Master Fund is provided in Note 12 of the Notes to the Master Fund’s consolidated financial statements, the Fund’s Confidential Private Placement Memorandum and the Fund’s Statement of Additional Information.

8. Indemnification

In the normal course of business, the Fund enters into contracts that may provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore, cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

10

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2016 (continued)

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events that require disclosure in the financial statements except for the following:

Effective April 1, 2016, State Street Bank and Trust Company replaced UMB Fund Services, Inc. as the administrator and accounting agent to the Fund and will provide certain accounting, record keeping, and investor related services.

11

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

The identity of the members of the Board and brief biographical information as of March 31, 2016 is set forth below. The Master Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, by calling 1-877-748-7209.

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER
James Frederick Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chairman and Manager	Since Inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	5
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since Inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-2015); Professor Emeritus of Accounting, S.C. Johnson Graduate School of Management at Cornell University (2015-Present); Director, The General Electric Company (2002-2016).	5
INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER
Brooks Lindberg Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since December 2012	Partner, Partners Group (2008-2014); Partners Group (2002-2014); Director, Partners Group (USA) Inc. (2008-2014); Director, Partners Group Real Estate LLC (2008-2012); Senior Vice President, Lendio, Inc. (2015).	5

12

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY OFFICER
Robert Collins Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	President	Since September 2014	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Director, Partners Group (USA) Inc. (2014-Present); Director, Partners Group (USA) Impact (2014-Present).	5
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Financial Officer	Since September 2014	Vice President, Partners Group (2014–Present); Partners Group (2010–Present); Director, Partners Group US Management, LLC (2014-Present); Director, Partners Group US Management II, LLC (2016-Present).	5
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Compliance Officer	Since December 2013	Manager, Brian Kawakami LLC (2015–Present); Partner, Ascendant Compliance Management, Inc. (2009–2015).	5
Oliver Jimenez Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Secretary	Since September 2014	Senior Vice President, Partners Group (2014-Present); Chief Compliance Officer, Partners Group (USA) Inc. (2014-Present); Chief Compliance Officer, Platinum Partners (2007-2014).	5

*

The Fund Complex consists of the Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC

13

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

14

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE EQUITY, LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Equity, LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity, LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

15

Partners Group Private Equity, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Equity, LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Equity, LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a “Partners Group” name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Private Equity, LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Private Equity, LLC does not jointly market.

16

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2016

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2016

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-8
Consolidated Statement of Assets, Liabilities and Members' Equity	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Members' Equity	11
Consolidated Statement of Cash Flows	12
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	14-23
Fund Management	24-25
Other Information	26-29

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2016

To the Board of Managers and Members of
Partners Group Private Equity (Master Fund), LLC:

In our opinion, the accompanying consolidated statement of assets, liabilities and members’ equity, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in members’ equity and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Partners Group Private Equity (Master Fund), LLC (the “Fund”) at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its members’ equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the management of Direct Investments and Private Equity Fund Investments or agent banks and the application of alternative auditing procedures where replies had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
May 31, 2016

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2016

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL MEMBERS’ EQUITY
Percentages as a percentage of total investments are as follows:

Common Stocks (0.98%) Capital Goods (0.08%)	Shares	Geographic Region [b]	Fair Value
Vinci SA	19,000	Western Europe	$1,415,648
Total Capital Goods (0.08%)			1,415,648

Diversified Financial Sevices (0.32%)
Ares Capital Corp.	75,000	North America	1,113,000
Gimv N.V.	15,500	Western Europe	855,525
KKR & Co. L.P.	65,000	North America	965,250
New Mountain Finance Corp.	85,000	North America	1,074,400
Onex Corporation	12,000	North America	730,876
Wendel SA	7,500	Western Europe	816,490
Total Diversified Financial Services (0.32%)			5,555,541

Energy (0.06%)
Enbridge, Inc.	24,000	North America	933,631
Total Energy (0.06%)			933,631

Real Estate (0.05%)
Crown Castle International Corp.	9,500	North America	821,750
Total Real Estate (0.05%)			821,750

Transportation (0.05%)
Aeroports de Paris	6,700	Western Europe	828,445
Total Transportation (0.05%)			828,445

Utilities (0.42%)
APA Group	105,000	Australia	708,688
American Water Works Company, Inc.	14,000	North America	965,020
Atmos Energy Corp.	18,500	North America	1,373,810
Brookfield Infrastructure Partners, L.P.	18,000	North America	758,340
Cheung Kong Infrastructure Holdings Limited	110,000	Asia - Pacific	1,075,554
Hydro One Limited	63,000	North America	1,178,372
National Grid PLC	75,000	Western Europe	1,063,793
Total Utilities (0.42%)			7,123,577

Total Common Stocks (Cost $15,096,389) (0.98%)			$16,678,592

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2016 (continued)

Listed Private Markets Funds (0.20%) Private Equity	Shares	Geographic Region [b]	Fair Value
HgCapital Trust PLC	70,000	Western Europe	$1,167,672
HICL Infrastructure Co. Ltd.	45,150	Western Europe	103,339
ICG Graphite Enterprise Trust PLC	130,000	Western Europe	967,529
International Public Partner	582,680	Western Europe	1,205,370
Total Private Equity (0.20%)			3,443,910

Total Listed Private Markets Funds (Cost $3,360,742) (0.20%)			$3,443,910

Private Equity Investments (77.20%) Direct Investments * (50.69%) Direct Equity (27.46%)	Investment Type	Geographic Region [b]	Fair Value **
Action [a]	Common equity	Western Europe	$26,761,990
Action Holding BV [a]	Common equity	Western Europe	1
Affordable Care Holding Corp. a, [c]	Common equity	North America	8,992,800
Apollo Overseas Co-Investors (MHE), L.P. [a]	Limited partnership interest	North America	13,264,694
Ascensus, Inc. a, [c]	Common equity	North America	1,188,679
Astorg Co-Invest Kerneos, FCPI a, [c]	Common equity	Western Europe	14,663,760
Astorg Co-Invest SGG a, [c]	Common equity	Western Europe	14,068,533
Aurora Products Group, LLC [a]	Member interest	North America	10,632
CapitalSpring Finance Company a, [c]	Common equity	North America	3
Carlyle Retail Turkey Partners, L.P. a, [c]	Limited partnership interest	South America	6,556,558
CCM Pharma Debtco Limited [a]	Common equity	Western Europe	297,090
CD&R Univar Co-Investor, L.P. a, [c]	Limited partnership interest	North America	2,078,694
Centauro Co-Investment Fund, L.P. a, [c]	Limited partnership interest	South America	517,954
CT Holdings (International) Limited [a]	Common equity	Asia - Pacific	2,513,449
DLJSAP BookCO, LLC a, [c]	Member interest	South America	477,457
EQT Marvin Co-Investment, L.P. a, [c]	Limited partnership interest	Western Europe	2,042,933
Eurodrip Co-Investment Fund I, L.P. a, [c]	Limited partnership interest	Western Europe	4,371,177
Exact Care LLC a, [c]	Member interest	North America	8,172,727
Faster S.p.A. a, [c]	Common equity	Western Europe	15,505,302
Fermo Limited a, [c]	Common equity	Asia - Pacific	7,691,886
Fermo Limited a, [c]	Preferred equity	Asia - Pacific	2,814,944
Gemini Global Holdings Investors, LLC a, [c]	Member interest	North America	3,609,534
Genoa Holding Company, Inc. a, [c]	Common equity	North America	7,358
Globetrotter Investment & Co S.C.A. a, [c]	Common equity	Western Europe	6,804,809
Globetrotter Investment & Co S.C.A. [a]	Preferred equity	Western Europe	5,563,326
GTS II Cayman Corporation a, [c]	Common equity	South America	4,585,925
Hercules Achievement Holdings, Inc./Hercules VB Holdings, Inc. [a]	Common equity	North America	14,740,577
Hogan S.ar.l a, [c]	Common equity	Western Europe	409,461
Hogan S.ar.l a, [c]	Preferred equity	Western Europe	1
Kaffee Partner AG a, [c]	Common equity	Western Europe	1,507,976
Kahuna Holdco Pty Limited [a]	Common equity	Asia - Pacific	1,041,691
KKBS Group Holdings, LLC a, [c]	Member interest	North America	10,599
KKBS Holdings, LLC a, [c]	Member interest	North America	5,537
KKR Matterhorn Co-Invest, L.P. a, [c]	Limited partnership interest	Western Europe	5,212,964
KLFS Holdings, L.P. a, [c]	Limited partnership interest	North America	1,675,989
KOUS Holdings, Inc. a, [c]	Common equity	North America	10,950,000
Kowloon Co-Investment, L.P. a, [c]	Limited partnership interest	Asia - Pacific	2,204,591
LTS Group Holdings, LLC a, [c]	Member interest	North America	19,101,553
MPH Acquisition Holdco, L.P. a, [c]	Limited partnership interest	North America	60,912,976
NDES Holdings, LLC a, [c]	Member interest	North America	4,416,907
NTS Holding Corporation, Inc. a, [c]	Common equity	North America	2,312,022
Peer I S.A. a, [c]	Common equity	Western Europe	1
QoL Healthcare Company, LLC a, [c]	Member interest	North America	22,020,305
QoL meds Holding Company, LLC a, [c]	Member interest	North America	9,556

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2016 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Geographic Region [b]	Fair Value **
R&R Co-Invest FCPR a, [c]	Common equity	Western Europe	$30,500,270
S.TOUS, S.L. a, [c]	Common equity	Western Europe	12,299,712
S-Evergreen Holding Corp. a, [c]	Common equity	North America	183,157
Sabre Industries, Inc. a, [c]	Common equity	North America	882,242
Silver Lake Sumeru Marlin Co-Invest Fund, L.P. a, [c]	Limited partnership interest	North America	3,308,094
Snack Parent Corporation a, [c]	Preferred equity	North America	17,655
SPH GRD Acquisition Partners, LLC a, [c]	Member interest	North America	16,362,599
Spring Topco, Ltd. a, [c]	Common equity	North America	161,340
Strategic Partners, Inc. [a]	Common equity	North America	7,986,875
Surgery Center Holdings, Inc. [a]	Warrants	North America	164,970
Svensk Utbildning Intressenter Holding AB a, [c]	Common equity	Western Europe	304,370
THL Equity Fund VI Investors (BKFS), L.P. a, [c]	Limited partnership interest	North America	21,319,504
Valhalla Co-Invest, L.P. [a]	Limited partnership interest	Western Europe	2,420,925
Velocity Holdings L.P. a, [c]	Limited partnership interest	North America	2,440,457
Velocity Technologies Solutions, Inc. a, [c]	Common equity	North America	12,749,554
Virtuoso Lux I SarL a, [c]	Common equity	Western Europe	27,771,507
Virtuoso Lux I SarL a, [c]	Shareholder loan	Western Europe	18,378,059
WP Mustang Co-Invest-C L.P. a, [c]	Limited partnership interest	North America	14,011,233
			$470,357,444

Direct Debt (23.23%)	Interest	Maturity	Investment Type	Geographic Region [b]	Fair Value **
Ability Network Inc. [a]	Libor (1.00% floor) + 8.25%	5/16/2022	Second Lien	North America	$10,982,500
Ability Network Inc. [a]	Libor (1.00% floor) + 5.00%	5/16/2021	Senior	North America	7,503,357
Acrisure LLC [a]	Libor (1.00% floor) + 9.00%	11/19/2022	Second Lien	North America	14,619,698
Affordable Care Holding Corp. [a]	Libor (1.00% floor) + 8.50%	4/22/2023	Second Lien	North America	16,901,546
Al Alabama B.V. [a]	Libor (1.00% floor) + 8.00%	7/6/2023	Second Lien	Western Europe	6,353,667
Alpha Bidco SAS [a]	Euribor + 4.75%	12/11/2022	Senior	Western Europe	19,643,984
Ascensus, Inc. [a]	Libor (1.00% floor) + 9.00%	12/3/2023	Second Lien	North America	27,540,000
Ascensus, Inc. [a]	Libor (1.00% floor) + 4.50%	12/3/2022	Senior	North America	17,798,686
Astro AB Merger Sub, Inc. [a]	Libor (1.00% floor) + 4.50%	5/22/2022	Second Lien	North America	7,818,888
CapitalSpring Finance Company [a]	2.00% + 11.25% PIK	10/2/2019	Mezzanine	North America	18,311,694
CDRH Parent, Inc. [a]	Libor (1.00% floor) + 8.00%	7/1/2022	Second Lien	North America	8,434,200
CFS 811 B.V. [a]	Euribor (0.75% floor) + 7.25%	6/12/2021	Senior	Western Europe	12,186,985
Evergreen ACQC01, L.P. [a]	10.25%	7/11/2022	Mezzanine	North America	6,325,000
Global Tel*Link Corporation [a]	Libor (1.25% floor) + 7.75%	11/23/2020	Second Lien	North America	7,931,000
Global Tel*Link Corporation [a]	Libor (1.25% floor) + 3.75%	12/14/2017	Senior	North America	3,627,671
Kahuna Bidco Pty Limited [a]	BBSY + 5.00% + 3.50% PIK	12/31/2016	Mezzanine	Asia - Pacific	4,729,292
Learning Care Group (US) No. 2, Inc. [a]	Libor (1.00% floor) + 4.50%	5/5/2021	Senior	North America	6,138,519
Lightower [a]	10.00%	2/12/2022	Mezzanine	North America	6,971,692
Lightower [a]	12.00% PIK	8/12/2025	Mezzanine	North America	5,525,738
LIT Holdings, Inc. [a]	Libor (1.00% floor) + 9.25%	5/27/2022	Second Lien	North America	9,340,875
National Surgical Hospitals, Inc. [a]	Libor (1.00% floor) + 9.00%	6/1/2023	Second Lien	North America	9,450,000
NTS Holding Corporation, Inc. [a]	Libor (1.00% floor) + 6.00%	6/12/2021	Senior	North America	8,978,950
Onex Wizard Acquisition Company II S.C.A. [a]	Libor (1.00% floor) + 3.25%	3/27/2022	Senior	Western Europe	2,372,662
Onex Wizard Acquisition Company II S.C.A. [a]	Euribor (1.00% floor) + 3.25%	3/19/2022	Senior	Western Europe	8,187,289
Peer Holding B.V. [a]	Euribor + 4.75%	2/25/2022	Senior	Western Europe	18,770,118
Photonis Technologies S.A.S [a]	Libor (1.00% floor) + 7.50%	9/18/2019	Second Lien	Western Europe	8,265,792
Plano Molding Company, LLC [a]	Libor (1.00% floor) + 6.00%	5/12/2021	Second Lien	North America	8,515,081
Sabre Industries, Inc. [a]	11.00%	8/27/2022	Mezzanine	North America	2,523,261

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2016 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Maturity	Investment Type	Geographic Region [b]	Fair Value **
Sabre Industries, Inc. [a]	11.00%	8/27/2022	Mezzanine	North America	$4,036,299
Springer Science+Business Media Deutschland GmbH [a]	Libor (1.00% floor) + 3.75%	8/14/2020	Senior	Western Europe	9,387,149
Springer Science+Business Media Deutschland GmbH [a]	Libor (1.00% floor) + 3.75%	8/14/2020	Senior	Western Europe	10,365,547
Stiphout Finance LLC [a]	Libor (1.00% floor) + 8.00%	10/26/2023	Second Lien	Asia - Pacific	8,273,801
Stiphout Finance LLC [a]	Libor (1.00% floor) + 3.75%	10/26/2022	Senior	Asia - Pacific	7,085,343
Sun Products Corporation (The) [a]	Libor (1.25% floor) + 4.25%	3/23/2020	Senior	North America	12,779,452
Verisure Cayman 2 [a]	Euribor + 4.25%	10/21/2022	Senior	Western Europe	41,500,702
WP CPP Holdings, LLC [a]	Libor (1.00% floor) + 3.50%	12/27/2019	Senior	North America	18,620,803
					397,797,241
Total Direct Investments (50.69%)					$868,154,685

Secondary Investments* (18.35%)	Geographic Region [b]	Fair Value
3i Europartners Vb, L.P. [a]	Western Europe	$3,921,973
3i Growth Capital B, L.P. a, [c]	Western Europe	979,952
Abingworth Bioventures III, L.P. a, [c]	Western Europe	70,397
Abingworth Bioventures V Co-Investment Growth Equity Fund, L.P. a, [c]	Western Europe	297,813
Abingworth Bioventures V, L.P. [a]	Western Europe	494,822
Advent International GPE VI, L.P. [a]	Western Europe	3,882,265
Apax Europe VI - A, L.P. [a]	Western Europe	220,505
Apax Europe VII - B, L.P. [a]	Western Europe	314,473
Apollo Investment Fund IV, L.P. a, [c]	North America	7,485
Apollo Investment Fund VI, L.P. [a]	North America	707,645
Apollo Investment Fund VII, L.P. [a]	North America	561,600
Apollo Overseas Partners (Delaware) VII, L.P. [a]	North America	229,136
Ares Corporate Opportunities Fund III, L.P. [a]	North America	331,963
Astorg V FCPR [a]	Western Europe	3,022,303
Bain Capital Fund VIII, L.P. [a]	North America	122,585
Bain Capital Fund X, L.P. [a]	North America	22,375,983
Bain Capital IX Co-Investment Fund, L.P. [a]	North America	104,098
Bain Capital Partners IX, L.P. [a]	North America	655,799
Bain Capital VIII Coinvestment Fund, L.P. [a]	North America	39,138
Bain Capital X Co-Investment Fund, L.P. [a]	North America	944,595
Baring Asia Private Equity Fund IV, L.P. [a]	Asia - Pacific	502,118
BC European Capital IX, L.P. [a]	Western Europe	3,964,531
Bertram Growth Capital II-A, L.P. a, [c]	North America	3,392,050
Blackstone Capital Partners V/F, L.P. [a]	North America	1,942,731
Blackstone Capital Partners V-S, L.P. [a]	North America	298,113
Candover 2005 Fund, L.P. [a]	Western Europe	670,812
Carlyle Europe Partners II, L.P. [a]	Western Europe	$222,379
Carlyle Europe Partners III, L.P. [a]	Western Europe	8,965,909
Carlyle Japan International Partners II, L.P. [a]	Asia - Pacific	4,210,182
Carlyle Partners IV, L.P. [a]	North America	714,188
Carlyle Partners V, L.P. [a]	North America	762,095
Carlyle Partners V/B, L.P. [a]	North America	4,101,589
CCP IX LP No. 2 [a]	Western Europe	2,342,619
Citigroup Venture Capital International Growth Offshore I, L.P. [a]	Asia - Pacific	21,787
Citigroup Venture Capital International Growth Offshore II, L.P. [a]	Asia - Pacific	342,302
Citigroup Venture International Growth Partnership II, L.P. [a]	Asia - Pacific	1,024,187
Clayton, Dubilier & Rice Fund VII, L.P. [a]	North America	3,517,985
Clayton, Dubilier & Rice Fund VIII, L.P. [a]	North America	15,434,057

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2016 (continued)

Private Equity Investments (continued) Secondary Investments* (continued)	Geographic Region [b]	Fair Value
CVC Capital Partners Asia Pacific III, L.P. [a]	Asia - Pacific	$1,438,172
CVC European Equity Partners Tandem Fund (A), L.P. [a]	Western Europe	87,738
CVC European Equity Partners V, L.P. [a]	Western Europe	3,158,719
Desserts LLC a, [c]	North America	6,825,000
Duke Street VI US No. 1 Limited Partnership [a]	Western Europe	308,602
Fourth Cinven Fund, L.P. [a]	Western Europe	106,856
Frazier Healthcare VI, L.P. [a]	North America	2,203,740
FS Equity Partners V, L.P. a, [c]	North America	1,307,347
Galileo III FCPR a, [c]	Western Europe	250,658
Genstar Capital Partners IV, L.P. a, [c]	North America	179,338
Genstar Capital Partners V, L.P. [a]	North America	1,538,439
Graphite Capital Partners VI, L.P. a, [c]	Western Europe	430,704
Graphite Capital Partners VII Top-Up a, [c]	Western Europe	70,749
Graphite Capital Partners VII, L.P. a, [c]	Western Europe	404,253
Green Equity Investors Side V, L.P. [a]	North America	1,625,077
Gryphon Partners 3.5, L.P. [a]	North America	5,711,807
Gryphon Partners IV, L.P. [a]	North America	11,383,185
Harvest Partners V, L.P. [a]	North America	243,029
Hellman & Friedman Capital Partners VI, L.P. [a]	North America	1,812,049
Hellman & Friedman Capital Partners VII, L.P. [a]	North America	2,686,598
H.I.G. Bayside Debt & LBO Fund II, L.P. [a]	North America	1,320,276
Highstar Capital III Prism Fund, L.P. [a]	North America	1,383,570
Index Ventures II (Jersey), L.P. a, [c]	Western Europe	1,388
Indigo Capital V, L.P. [a]	Western Europe	1,093,222
Industri Kapital 1997 Fund [a]	Western Europe	1,485
Industri Kapital 2000, L.P. a, [c]	Western Europe	4,195
Investcorp Private Equity 2007 Fund, L.P. [a]	North America	3,010,129
Investcorp Technology Partners III (Cayman), L.P. [a]	North America	2,711,787
Irving Place Capital Investors II, L.P. [a]	North America	41,753
Irving Place Capital Partners III, L.P. [a]	North America	21,264
Italian Private Equity Fund IV, L.P. [a]	Western Europe	131,597
Jerusalem Venture Partners IV, L.P. a, [c]	Asia - Pacific	147,683
KKR European Fund III, L.P. [a]	Western Europe	7,105,085
Lightyear Fund II, L.P. [a]	North America	6,062,979
Madison Dearborn Capital Partners V-A and V-B, L.P. [a]	North America	4,550,712
Madison Dearborn Capital Partners VI-C, L.P. [a]	North America	1,174,758
MidOcean Partners III, L.P. [a]	North America	2,315,823
Monomoy Capital Partners II, L.P. a, [c]	North America	1,394,477
Montagu III, L.P. [a]	Western Europe	123
Nexit Infocom 2000 Fund L.P. a, [c]	Western Europe	6,877
Oak Investment Partners XII, L.P. [a]	North America	1,056,213
PAI Europe V a, [c]	Western Europe	1,376,656
Palladium Equity Partners III, L.P. [a]	North America	332,530
Pamlico Capital GP I, LLC a, [c]	North America	1
Pamlico Capital GP II, LLC a, [c]	North America	95,475
Pamlico Capital II, L.P. [a]	North America	8,172,544
Pamlico Capital Secondary Fund, L.P. a, [c]	North America	6,666
Permira Europe I, L.P. 1B a, [c]	Western Europe	44,937
Permira Europe II, L.P. a, [c]	Western Europe	32,749
Permira Europe III, L.P. [a]	Western Europe	687,013
Permira IV Continuing, L.P. 1 [a]	Western Europe	13,528,584
Providence Equity Partners IV, L.P. [a]	North America	14,044
Providence Equity Partners V, L.P. [a]	North America	468,656
Providence Equity Partners VI, L.P. [a]	North America	12,704,390
Providence Equity Partners VII-A, L.P. [a]	North America	1,193,544

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2016 (continued)

Private Equity Investments (continued) Secondary Investments* (continued)	Geographic Region [b]	Fair Value
Riverside Europe Fund IV, L.P. a, [c]	Western Europe	$2,365,000
Silver Lake Partners II, L.P. [a]	North America	390,960
Silver Lake Partners III, L.P. [a]	North America	12,014,457
Silver Lake Sumeru Fund, L.P. [a]	North America	363,233
Sun Capital Partners V, L.P. [a]	North America	24,088,858
TA Atlantic and Pacific V, L.P. a, [c]	North America	56,878
TA Atlantic & Pacific VI, L.P. a, [c]	North America	1,023,450
TA X, L.P. a, [c]	North America	117,847
TA XI, L.P. a, [c]	North America	3,642,256
TCV VI, L.P. a, [c]	North America	958,582
TCV VII (A), L.P. a, [c]	North America	11,097,417
Terra Firma Capital Partners III, L.P. [a]	Western Europe	11,029,046
Thomas H. Lee Parallel (DT) Fund VI, L.P. [a]	North America	1,950,987
Thomas H. Lee Parallel Fund VI, L.P. [a]	North America	1,746,232
TorQuest Partners Fund (U.S.) II, L.P. a, [c]	North America	489,611
TPG Partners V, L.P. [a]	North America	5,442,019
TPG Partners VI, L.P. [a]	North America	17,855,006
Tudor Ventures III, L.P. a, [c]	North America	4,221,481
Warburg Pincus Private Equity IX, L.P. [a]	North America	182,699
Warburg Pincus Private Equity X, L.P. [a]	North America	9,518,209
Total Secondary Investments (18.35%)		$314,233,637

Primary Investments* (8.16%)	Geographic Region [b]	Fair Value
Advent International GPE VII-B, L.P. a, [c]	North America	$10,689,211
Advent Latin American Private Equity Fund VI-H, L.P. a, [c]	South America	1,286,046
Altra Private Equity Fund II, L.P. a, [c]	South America	1,809,537
Apollo Investment Fund VIII, L.P. [a]	North America	3,025,482
Ares Corporate Opportunities Fund IV, L.P. [a]	North America	7,824,192
Avista Capital Partners II, L.P. [a]	North America	1,160,448
Avista Capital Partners III, L.P. [a]	North America	9,008,400
Bain Capital Europe Fund IV, L.P. a, [c]	Western Europe	1,306,449
Baring Asia Private Equity Fund V, L.P. [a]	Asia - Pacific	4,426,325
Caltius Partners V-A, L.P. a, [c]	North America	15,407
CapVest Equity Partners III B, L.P. a, [c]	Western Europe	2,510,563
Carlyle Europe Partners IV, L.P. a, [c]	Western Europe	715,078
Clayton, Dubilier & Rice Fund IX, L.P. [a]	North America	3,275,311
Crescent Mezzanine Partners VIB, L.P. [a]	North America	3,959,716
CVC Capital Partners VI (A) L.P. a, [c]	Western Europe	2,718,150
EQT VI (No.1) Limited Partnership a, [c]	Western Europe	4,628,332
Genstar Capital Partners VI, L.P. [a]	North America	14,336,499
Genstar Capital Partners VII, L.P. a, [c]	North America	62,899
GoldPoint Mezzanine Partners IV, L.P. [a]	North America	2,640,638
Hony Capital Fund VIII, L.P. [a]	Asia - Pacific	1,767,069
Hony Capital Partners V, L.P. [a]	Asia - Pacific	8,698,083
Index Ventures Growth III (Jersey), L.P. a, [c]	Western Europe	1,385,688
KKR North America Fund XI, L.P. a, [c]	North America	7,888,932
Kohlberg TE Investors VII, L.P. [a]	North America	4,876,761
Nautic Partners VII-A, L.P. [a]	North America	5,917,538
New Enterprise Associates 14, L.P. a, [c]	North America	5,936,994
PAI Europe VI-1, L.P. a, [c]	Western Europe	3,009,762
Pátria - Brazilian Private Equity Fund IV, L.P. [a]	South America	2,898,822
PennantPark Credit Opportunities Fund, L.P. [a]	North America	7,580,983
Silver Lake Partners IV, L.P. [a]	North America	5,646,878

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2016 (continued)

Private Equity Investments (continued) Primary Investments* (continued)	Geographic Region [b]	Fair Value **
Sumeru Equity Partners Fund, L.P. a, [c]	North America	$685,137
Thompson Street Capital Partners IV, L.P. a, [c]	North America	51,715
TPG Partners VII, L.P. [a]	North America	1,448,899
Welsh, Carson, Anderson & Stowe XII, L.P. a, [c]	North America	3,738,480
Windjammer Senior Equity Fund IV, L.P. [a]	North America	2,882,328
Total Primary Investments (8.16%)		139,812,752

Total Private Equity Investments (Cost $1,111,472,639) (77.20%)		$1,322,201,074

Short-Term Investments (16.93%) U.S. Government Treasury Obligations (16.93%)	Principal	Fair Value
U.S. Treasury Bill, 0.249%, 04/14/2016 [d]	$55,000,000	$54,995,119
U.S. Treasury Bill, 0.280%, 04/28/2016 [d]	55,000,000	54,988,620
U.S. Treasury Bill, 0.268%, 05/05/2016 [d]	30,000,000	29,992,525
U.S. Treasury Bill, 0.237%, 05/12/2016 [d]	50,000,000	49,986,730
U.S. Treasury Bill, 0.265%, 05/26/2016 [d]	50,000,000	49,980,100
U.S. Treasury Bill, 0.280%, 06/02/2016 [d]	50,000,000	49,986,550
Total U.S. Government Treasury Obligations (16.93%)		$289,929,644

Total Short-Term Investments (Cost $289,919,370) (16.93%)		$289,929,644

Total Investments (Cost $1,419,849,140) (95.31%)		1,632,253,220

Other Assets in Excess of Liabilities (4.69%)		80,342,910

Members' Equity (100.00%)		$1,712,596,130

*

Direct Private Equity Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment. Secondary Investments involve acquiring single or portfolios of assets on the secondary market. Notwithstanding the foregoing, if the Master Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any Investment, the Master Fund may re-classify such Investment as it deems appropriate.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Master Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates).

[a]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Total cost and fair value of restricted portfolio funds as of March 31, 2016 was $1,111,472,639 and $1,322,201,074, respectively.

[b]

Geographic region is based on where Direct Investment is headquartered and may be different from where such Investment invests or operates. In the case of Primary Investments, Secondary Investments, Common Stocks and Listed Private Markets Funds, geographic region generally refers to where the majority of the underlying assets are invested.

[c]	Non-income producing.

[d]	Rounds to less than 0.005%.

[e]	Each issue shows the rate of the discount at the time of purchase.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets, Liabilities and Members’ Equity –
March 31, 2016

Assets
Private Equity Investments, at fair value (cost $1,111,472,639)	$1,322,201,074
Common Stocks, at fair value (cost $15,096,389)	16,678,592
Listed Private Market Funds, at fair value (cost $3,360,742)	3,443,910
Short-term investments, at fair value (cost $289,919,370)	289,929,644
Cash and cash equivalents	115,478,555
Cash denominated in foreign currencies (cost $7,753,794)	8,591,275
Interest receivable	2,804,994
Prepaid assets	1,776,925

Total Assets	$1,760,904,969

Liabilities
Investment purchases payable	$3,633,932
Repurchase amounts payable for tender offers	32,062,646
Forward foreign currency contracts payable	7,040,620
Dividends payable	446,032
Management fee payable	3,542,487
Professional fees payable	474,829
Line of credit fees payable	862,500
Interest expense payable	242,472
Accounting and administration fees payable	61,118
Board of Managers' fees payable	31,250
Custodian fees payable	34,772
Other payable	15,000

Total Liabilities	$48,447,658

Commitments and contingencies (See Note 10)

Members' Equity	$1,712,457,311

Members' Equity consists of:
Members' Equity Paid-in	$1,192,951,503
Accumulated net investment income	52,977,578
Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency translation	263,159,581
Accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	203,368,649

Total Members' Equity	$1,712,457,311

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Year Ended March 31, 2016

Investment Income
Dividends (net of $80,759 withholding tax)	$7,522,935
Interest	24,849,119
Transaction fee income	567,775
Other income	283,838

Total Investment Income	33,223,667

Operating Expenses
Management fee	18,584,504
Professional fees	875,651
Accounting and administration fees	666,267
Board of Managers' fees	125,000
Insurance expense	133,675
Custodian fees	179,026
Line of credit fees	122,500
Interest expense	67,332
Other expenses	689,491

Net Expenses	21,443,446

Net Investment Income	11,780,221

Net Realized Gain and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized gain from investments	46,919,396
Net realized gain on forward foreign currency contracts	9,816,621
Net realized gain distributions from primary and secondary investments	56,597,908
Net change in accumulated unrealized appreciation (depreciation) on:
Investments	54,623,930
Foreign currency translation	(679,139)
Forward foreign currency contracts	(14,615,318)

Net Realized Gain and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	152,663,398

Net Increase in Members' Equity From Operations	$164,443,619

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Members’ Equity –
For the Years Ended March 31, 2015 and 2016

	Adviser’s Equity	Members’ Equity	Total Members’ Equity
Members' Equity at March 31, 2014*	$2,717,146	$944,016,542	$946,733,688
Capital contributions	—	235,060,762	235,060,762
Capital tenders	(11,616,383)	(95,005,222)	(106,621,605)
Net investment income	—	12,415,143	12,415,143
Net realized gain from investments	—	10,001,837	10,001,837
Net realized loss on forward foreign currency contracts	—	9,680,395	9,680,395
Net realized gain distributions from Primary and Secondary Investments	—	54,954,030	54,954,030
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	—	52,085,473	52,085,473
Adviser's Incentive Allocation from April 1, 2014 to March 31, 2015	13,915,947	(13,915,947)	—

Members' Equity at March 31, 2015	$5,016,710	$1,209,293,013	$1,214,309,723

Capital contributions	—	449,460,437	449,460,437
Capital tenders	(17,267,383)	(98,489,085)	(115,756,468)
Net investment income	—	11,780,221	11,780,221
Net realized gain from investments	—	46,919,396	46,919,396
Net realized gain on forward foreign currency contracts	—	9,816,621	9,816,621
Net realized gain distributions from Primary and Secondary Investments	—	56,597,908	56,597,908
Net change in accumulated unrealized depreciation on investments, forward foreign currency contracts and foreign currency translation	—	39,329,473	39,329,473
Adviser's Incentive Allocation from April 1, 2015 to March 31, 2016	16,441,735	(16,441,735)	—

Members' Equity at March 31, 2016	$4,191,062	$1,708,266,249	$1,712,457,311

*	The item includes a correction of the misstatement for the year ended March 31, 2014. Refer to Note 11 in the Notes to Consolidated Financial Statements for the year ended March 31, 2015.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Members' Equity from Operations	$164,443,619
Adjustments to reconcile Net Increase in Members' Equity from Operations to net cash used in operating activities:
Net change in accumulated unrealized depreciation on investments, forward foreign currency contracts and foreign currency translation	(39,329,473)
Net realized gain from investments, forward foreign currency contracts and foreign currency translation	(113,333,924)
Purchases of Private Equity Investments	(507,426,279)
Distributions received from Private Equity Investments	232,361,426
Purchase of common stocks	(15,096,388)
Sales of common stocks	2,917,270
Purchases of listed private markets	(3,455,633)
Sales of listed private markets	96,390
Net (purchases) sales of short-term investments	(69,924,846)
Net realized gain on forward foreign currency contracts	9,816,621
Net realized gain distributions from primary and secondary investments	56,597,908
Increase in interest receivable	(1,721,772)
Decrease in dividends receivable	34,783
Decrease in investment sales receivable	15,500
Increase in prepaid assets	(1,703,926)
Increase in investment purchases payable	1,002,193
Increase in dividends payable	446,032
Increase in management fee payable	1,077,186
Decrease in professional fees payable	(214,924)
Increase in line of credit fees	862,500
Increase in interest expense payable	67,332
Decrease in accounting and administration fees payable	(82,278)
Increase in custodian fees payable	18,084
Increase in other payable	4,983
Net Cash Used in Operating Activities	(282,527,617)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members' capital contributions	449,460,437
Distributions for Members' capital tenders	(89,909,363)
Net Cash Provided by Financing Activities	359,551,074

Net change in cash and cash equivalents	77,023,457

Effect of exchange rate changes on cash	(679,139)

Cash and cash equivalents at beginning of year	47,725,511
Cash and cash equivalents at End of Year	$124,069,829

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights

	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014		Year Ended March 31, 2013	Year Ended March 31, 2012
Total Return Before Incentive Allocation(1)	11.75%	13.44%	15.24	%*	11.20%	9.11%

Total Return After Incentive Allocation(1)	10.86%	12.35%	13.92	%*	10.21%	8.33%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period in thousands (000's)	$1,712,457	$1,214,310	$946,734	*	$657,514	$384,488

Net investment income (loss) to average net assets before Incentive Allocation	0.81%	1.15%	2.21	%*	1.48%	1.17%
Ratio of gross expenses to average net assets, excluding Incentive Allocation(2)	1.47%	1.52%	1.68%		1.65%	1.63%
Incentive Allocation to average net assets	1.12%	1.29%	1.43	%*	1.07%	0.86%
Ratio of gross expenses and Incentive Allocation to average net assets(2)	2.59%	2.81%	3.11	%*	2.72%	2.49%
Expense waivers to average net assets	0.00%	0.00%	0.00%		0.00%	0.00%
Ratio of net expenses and Incentive Allocation to average net assets	2.59%	2.81%	3.11	%*	2.72%	2.49%
Ratio of net expenses to average net assets, excluding Incentive Allocation	1.47%	1.52%	1.68%		1.65%	1.63%

Portfolio Turnover	21.91%	18.25%	26.84	%*	15.47%	8.39%

*	The item includes a correction due to the misstatement for the year ended March 31, 2014. Refer to Note 11 in the Notes to Consolidated Financial Statements for the year ended March 31, 2015.

(1)

Total investment return reflects the changes in net asset value based on the effects of the performance of the Master Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2016

1. Organization

Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) was organized as a limited liability company under the laws of the State of Delaware on August 4, 2008 and commenced operations on July 1, 2009. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended. A board of managers (the “Board” or “Managers”) has overall responsibility for the management and supervision of the business operations of the Master Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, any committee of the Board, or the Adviser. The objective of the Master Fund is to seek attractive long-term capital appreciation by investing in a diversified portfolio of private equity investments. The Master Fund may make investments through its wholly-owned subsidiaries, Partners Group Private Equity (Subholding), LLC and Partners Group Private Equity (Luxembourg), S.à r.l. (the “Subsidiaries”). The Board has oversight responsibility for the Master Fund’s investment in the Subsidiary and the Master Fund’s role as sole owners of the Subsidiaries.

The Master Fund is a master investment portfolio in a master-feeder structure. Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC, (collectively the “Feeder Funds”) invest substantially all of their assets, directly or indirectly, in the limited liability company interests (“Interests”) of the Master Fund and become members, directly or indirectly, of the Master Fund (“Members”).

2. Significant Accounting Policies

The Master Fund is an investment company. Accordingly, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Basis of Accounting

The Master Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

Investments held by the Master Fund include direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Private Equity Fund Investments”). (Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

The Master Fund estimates the fair value of its Private Equity Investments in conformity with U.S. GAAP. The Master Fund’s valuation procedures (the “Valuation Procedures”), which have been approved by the Board, require evaluation of all relevant factors available at the time the Master Fund values its investments. The inputs or methodologies used for valuing the Master Fund’s Private Equity Investments are not necessarily an indication of the risk associated with investing in those investments.

Direct Investments

In assessing the fair value of non-traded Direct Investments, the Master Fund uses a variety of methods such as the latest round of financing, earnings and multiple analysis, discounted cash flow and third party valuation, and makes assumptions that are based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for long-term debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2016 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Master Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Daily Traded Investments

The Master Fund values investments traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board, at their last sales price, or (2) on NASDAQ at the NASDAQ Official Closing Price, at the close of trading on the exchanges or markets where such securities are traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Securities traded on a foreign securities exchange generally are valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. Dollars at the current exchange rate provided by a recognized pricing service.

Investments for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost.

c. Cash and Cash Equivalents

Pending investment in Private Equity Investments and in order to maintain liquidity, the Master Fund holds cash, including amounts held in foreign currency and short-term interest bearing deposit accounts. At times, those amounts may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

d. Foreign Currency Translation

The books and records of the Master Fund are maintained in U.S. Dollars. Generally, assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at the transaction date exchange rates. As of March 31, 2016, the Master Fund had 72 investments denominated in Euros, seven investments denominated in British Pounds, two investments denominated in Australian Dollars, two investments denominated in Japanese Yen, two investments denominated in Norwegian Kronor, two investments denominated in Swiss Francs, one investment denominated in Brazilian Real, one investment denominated in Canadian Dollars, one investment denominated in Hong Kong Dollars and one investment denominated in Swedish Kronor. The Master Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2016 (continued)

2. Significant Accounting Policies (continued)

e. Forward Foreign Currency Exchange Contracts

The Master Fund may enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Master Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Master Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Master Fund’s foreign currency denominated investments will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

During the year ended March 31, 2016, the Master Fund entered into nine long/short forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Master Fund had $9,8156,621 in net realized gains, and a $14,615,318 change in net unrealized depreciation on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at March 31, 2016 are representative of contract amounts during the year.

At March 31, 2016, the Master Fund had two outstanding long/short forward foreign currency exchange contract:

		Contract Amount
Settlement Date	Currency	Buy	Sell	Value	Unrealized Appreciation (Depreciation)	Counterparty
April 21, 2016	Euro (€)	$127,478,988	€117,000,000	$133,305,447	$(5,826,459)	Bank of America
April 21, 2016	Euro (€)	$46,297,513	€41,700,000	$47,511,674	$(1,214,161)	Barclays Capital

f. Investment Income

The Master Fund records distributions of cash or in-kind securities from a Private Equity Investment at fair value based on the information contained in distribution notices provided to the Master Fund by the Private Equity Investment when distributions are received. Thus, the Master Fund would recognize within the Consolidated Statement of Operations its share of realized gains or (losses) and the Master Fund’s share of net investment income or (loss) based upon information received regarding distributions from Private Equity Investments. Unrealized appreciation/depreciation on investments within the Consolidated Statement of Operations includes the Master Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and the Master Fund’s share of undistributed net investment income or (loss) from Private Equity Investments for the relevant period.

g. Master Fund Expenses

The Master Fund bears all expenses incurred in the business of the Master Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for lines of credit; fees for data and software providers; costs of insurance; registration expenses; Board fees; and expenses of meetings of the Board.

h. Costs Relating to Purchases of Secondary Investments

Costs relating to purchases of secondary investments consist of imputed expenses relating to the amortization of deferred payments on investments purchased in secondary transactions. Such expenses are recognized on a monthly basis until the due date of a deferred payment. At due date the net present value of such payment equals the notional amount due to the respective counterparty.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2016 (continued)

2. Significant Accounting Policies (continued)

i. Income Taxes

For U.S. federal income tax purposes, the Master Fund is treated as a partnership, and each Member of the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses, and the realized and unrealized gains (losses) of the Master Fund. Accordingly, no U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund since the Members are individually liable for the taxes on their allocated share of such income or gains of the Master Fund. The Adviser determines whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2016, the tax years from the year 2012 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results can differ from those estimates.

k. Consolidated Financial Statements

The Consolidated Schedule of Investments, Statement of Assets, Liabilities and Members’ Equity, Statement of Operations, Statement of Changes in Members’ Equity, Statement of Cash Flows and Financial Highlights of the Master Fund include the accounts of the Subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

l. Disclosures about Offsetting Assets and Liabilities

The Master Fund is subject to Financial Accounting Standards Board’s (“FASB”) Disclosures about Offsetting Assets and Liabilities which requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

For financial reporting purposes, the Master Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets, Liabilities and Members’ Equity. The Master Fund has adopted the new disclosure requirements on offsetting in the following table:

The following table presents the Master Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Master Fund as of March 31, 2016:

Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Collateral Pledged	Net Amount [1]
Bank of America	$(5,826,459)	$—	$—	$—	$(5,826,459)
Barclays Capital	$(1,214,161)	$—	$—	$—	$(1,214,161)

[1]	Net amount represents the net amount of liability from the counterparty in the event of default.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2016 (continued)

2. Significant Accounting Policies (continued)

m. Recently Issued Accounting Pronouncement

In February 2015, FASB issued Accounting Standards Update (“ASU”) 2015-02, Amendments to the Consolidation Analysis (Topic 810). ASU 2015-02 modifies the evaluation of whether limited partnerships and similar legal entities are variable interest entities or voting interest entities (each, a “VIE”), eliminates the presumption that a general partner should consolidate a limited partnership, affects the consolidation analysis of reporting entities that are involved with VIE’s, and provides other updates on guidance regarding consolidation. ASU 2015-02 is effective for fiscal years beginning after December 15, 2016. Management is currently evaluating the implications of ASU 2015-02 and its impact on the financial statements and disclosures.

In April 2015, FASB issued ASU 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), modifying ASC 946 Financial Services – Investment Companies. Under the modifications, investments in affiliated and private investment funds valued at net asset value are no longer included in the fair value hierarchy. ASU 2015-7 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-7 and its impact on the financial statements and disclosures.

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

Valuation of Investments

●

Level 1 – Quoted prices are available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such day, the mean between the closing bid and ask prices on such day. The Master Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Master Fund holds a large position and a sale could reasonably impact the quoted price.

●

Level 2 – Pricing inputs are other than quoted prices in active markets (i.e. Level 1 pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments which are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category generally include equity investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates that consider a combination of various performance measurements including the timing of the transaction, the market in which the company operates, comparable market transactions, company performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, as well as discounted cash flow analysis. The following table presents the Master Fund’s investments at March 31, 2016 measured at fair value. Due to the inherent uncertainty of valuations, estimated values may materially differ from the values that would have been used had a ready market for the securities existed.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2016 (continued)

3. Fair Value Measurements (continued)

Investments	Level 1	Level 2	Level 3	Total
Direct Investments:
Direct Equity Investments*	$20,190,874	$—	$450,166,570	$470,357,444
Direct Debt Investments*	—	—	397,797,241	397,797,241
Total Direct Investments	$20,190,874	$—	$847,963,811	$868,154,685
Secondary Investments*	—	—	314,233,637	314,233,637
Primary Investments*	—	—	139,812,752	139,812,752
Common Stocks	16,678,592	—	—	16,678,592
Listed Private Market Funds	3,443,910	—	—	3,443,910
Short-Term Investments	289,929,644	—	—	289,929,644
Total Investments	$330,243,020	$—	$1,302,010,200	$1,632,253,220
Other Financial Instruments
Forward Foreign Currency Exchange Contracts**	$(7,040,620)	$—	$—	$(7,040,620)
Total Forward Foreign Currency Exchange Contracts	$(7,040,620)	$—	$—	$(7,040,620)

*	The terms “Direct Investments”, “Primary Investments” and “Secondary Investments” are defined in Note 2.b.

**	Forward Foreign Currency Exchange Contracts are detailed in Note 2.e.

The following is a reconciliation of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2015	Realized gain/(loss)	Net change in unrealized appreciation/ (depreciation)	Gross purchases	Gross sales	Net transfers in or out of Level 3	Balance as of March 31, 2016
Direct Investments:
Direct Equity Investments	$339,844,108	$40,127,274	$69,133,027	$101,851,701	$(80,598,666)	$(20,190,874)	$450,166,570
Direct Debt Investments	186,329,741	—	3,237,758	294,165,998	(85,936,256)	—	397,797,241
Total Direct Investments*	$526,173,849	$40,127,274	$72,370,785	$396,017,699	$(166,534,922)	$(20,190,874)	$847,963,817
Secondary Investments*	328,970,784	921,387	(26,515,487)	58,455,614	(47,598,661)	—	314,233,637
Primary Investments*	95,045,961	—	10,041,668	52,952,966	(18,227,843)	—	139,812,752
Total	$950,190,594	$41,048,661	$55,896,966	$507,426,279	$(232,361,426)	$(20,190,874)	$1,302,010,200

The amount of the net change in unrealized depreciation for the year ended March 31, 2016 relating to investments in Level 3 assets still held at March 31, 2016 is $55,437,819, which is included as a component of net change in accumulated unrealized appreciation on investments on the Consolidated Statement of Operations.

*

For the purposes of the tables above: “Direct Investments” are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment. Secondary Investments involve acquiring single or portfolios of assets on the secondary market. Secondary Investments are Private Equity Fund Investments generally acquired in the secondary market. Notwithstanding the foregoing, if the Master Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any Investment, the Master Fund may re-classify such Investment as it deems appropriate.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2016 (continued)

3. Fair Value Measurements (continued)

The Master Fund’s Valuation Procedures have been approved by the Board. The Valuation Procedures are implemented by the Adviser and the Master Fund’s third party administrator, both of which report to the Board. For third-party information, the Master Fund’s administrator monitors and reviews the methodologies of the various pricing services employed by the Master Fund. The Adviser employs valuation techniques for Private Equity Investments held by the Master Fund, which include discounted cash flow methods and market comparables. The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Master Fund’s investments pursuant to the Valuation Procedures. The Adviser and one or more of its affiliates may act as investment advisers to clients other than the Master Fund that hold Private Equity Investments held by the Master Fund. In such cases, the Valuation Committee may value such Private Equity Investments in consultation with its affiliates. Valuation determinations by the Adviser and its affiliates for a Private Equity Investment held by other clients may result in different values than those ascribed to the same Private Equity Investment held by the Master Fund. This situation can arise in particular when reconciling fair valuation differences between U.S. GAAP and accounting standards applicable to such other clients.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser’s Valuation Committee for Level 3 Fair Value Measurements for investments held as of March 31, 2016:

Type of Security	Fair Value at March 31, 2016 (000’s)	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Investments:
Direct Equity Investments	$381,116	Market comparable companies	Enterprise Value to EBITDA multiple	6.45 x – 14.86 x(10.73 x)
	3,308	Market comparable companies	Enterprise Value to Sales multiple	3.00 x – 3.00 x (3.00 x)
	18,245	Exit price	Recent transaction price	n/a - n/a (n/a)
	54,162	Recent financing	Recent transaction price	n/a - n/a (n/a)
Direct Debt Investments	$69,242	Discounted cash flow	Discount factor	7.56% – 12.73% (9.80%)
	251,182	Broker Quotes	Indicative quotes for an inactive market	n/a - n/a (n/a)
	18,312	Reported fair value	Reported fair value	n/a - n/a (n/a)
	59,061	Recent financing/transaction	Recent transaction price	n/a - n/a (n/a)

Level 3 Direct Equity Investments valued by using an unobservable input factor are directly affected by a change in that factor. For Level 3 Direct Debt Investments, the Master Fund arrives at a fair value through the use of an earnings and multiples analysis and a discounted cash flows analysis which consider credit risk and interest rate risk of the particular investment. Significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurement.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2016 (continued)

4. Revolving Credit Agreement

Effective February 2, 2016, the Master Fund entered into a secured, committed multicurrency revolving line of credit (“LOC”) facility with Lloyds Bank plc and The Royal Bank of Scotland plc in the aggregate maximum principal amount of $150 million. The Master Fund anticipates that this line of credit facility will be primarily used for working capital requirements and for financing investments and funding associated costs and expenses. The Master Fund will incur additional interest and other expenses with respect to the use of this and other future line of credit facilities. Borrowings are charged a rate of interest per annum which is the aggregate of the applicable margin and London Interbank Offered Rate (“LIBOR”) or, in relation to any loan in Euros, the Euro Interbank Offered Rate (“EURIBOR”), and a commitment fee of 1.20% per annum on the daily unused portion. For the period ended March 31, 2016, the Fund did not utilize this LOC and paid no interest on borrowings. There were no outstanding borrowings at March 31, 2016.

5. Allocation of Members’ Capital

Net profits or net losses of the Master Fund for each Allocation Period (as defined below) are allocated among and credited to or debited against the capital accounts of the Members. Each “Allocation Period” is a period that begins on the day after the last day of the preceding Allocation Period and ends at the close of business on the first to occur thereafter of: (1) the last day of a calendar month, (2) the last day of a taxable year, (3) the day preceding a day on which newly issued Interests are purchased by Members, (4) a day on which Interests are repurchased by the Master Fund pursuant to tenders of Interests by Members or (5) a day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

6. Subscription and Repurchase of Members’ Interests

Interests are generally offered for purchase by Members as of the first day of each calendar month, except that Interests may be offered more or less frequently as determined by the Board in its sole discretion.

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase Interests from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Interests, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Master Fund conduct repurchase offers of no more than 5% of the Master Fund’s net assets quarterly on or about each January 1st, April 1st, July 1st and October 1st. At the present time, the Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but instead expects to reinvest all or substantially all income and gains allocable to the Members.

7. Management Fees, Incentive Allocation, and Fees and Expenses of Managers

The Adviser is responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Master Fund (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser is responsible for developing, implementing and supervising the Master Fund’s investment program. In consideration for such services, the Master Fund pays the Adviser a monthly management fee equal to 1/12th of 1.25% (1.25% on an annualized basis) of the greater of (i) the Master Fund’s net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment. In no event will the Investment Management Fee exceed 1.50% as a percentage of the Master Fund’s net asset value. For the year ended March 31, 2016, the Master Fund earned $18,584,504 in Investment Management Fees.

In addition, at the end of each calendar quarter (and at certain other times), an amount (the “Incentive Allocation”) equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each Member over (ii) the then balance, if any, of that Member’s Loss Recovery Account (as defined below) is debited from such Member’s capital account and credited to a capital account of the Adviser (or, to the extent permitted by applicable law, of an affiliate of the Adviser) in the Master Fund (the “Incentive Allocation Account”). The Incentive Allocation Account is maintained solely for the purpose of being allocated the Incentive Allocation and thus, the Incentive Allocation Account does not participate in the net profits or losses of the Master Fund.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2016 (continued)

7. Management Fees, Incentive Allocation, and Fees and Expenses of Managers (continued)

The Master Fund maintains a memorandum account for each Member (each, a “Loss Recovery Account”). Each Member’s Loss Recovery Account has an initial balance of zero and is (i) increased upon the close of each Allocation Period by the amount of the relevant Member’s allocable share of the net losses of the Master Fund for the Allocation Period, and (ii) decreased (but not below zero) upon the close of such Allocation Period by the amount of such Member’s allocable share of the net profits of the Master Fund for the Allocation Period. The Incentive Allocation is calculated, charged to each Member and credited to the Incentive Allocation Account as of the end of each Allocation Period. The Allocation Period for a Member whose Interest is repurchased or is transferred in part is treated as ending only for the portion of Interests so repurchased or transferred. In addition, only the net profits of the Master Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the Member’s capital account amount being so repurchased or transferred) is taken into account in determining the Incentive Allocation for the Allocation Period then ending. The Member’s Loss Recovery Account is not adjusted for such Member’s allocable share of the net losses of the Master Fund, if any, for the Allocation Period then ending that are attributable to the portion of the Interest so repurchased or transferred. For the year ended March 31, 2016 an aggregate Incentive Allocation of $16,441,735 was credited to the Incentive Allocation Account.

Effective January 1, 2015, the Master Fund will pay each Manager a fee of $35,000 per year. Prior to January 1, 2015, the Master Fund only paid each Manager who was not an “interested person” of the Master Fund, as defined by the 1940 Act (each an “Independent Manager”), a fee of $35,000 per year. In addition, the Master Fund pays an additional fee of $10,000 per year to the chairman of the Board and to the chairman of the audit committee of the Board, each of whom is an Independent Manager. Each Manager is reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred in performing his duties.

8. Accounting and Administration Agreement

UMB Fund Services, Inc. (the “Administrator”) serves as administrator and accounting agent to the Master Fund and provides certain accounting, record keeping and investor related services. For these services the Administrator receives a fixed monthly fee, based upon average net assets, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2016, the Master Fund paid $666,267 in administration and accounting fees.

9. Investment Transactions

Total purchases of Private Equity Investments for the ended March 31, 2016 amounted to $507,426,279. Total distribution proceeds from sale, redemption, or other disposition of Private Equity Investments for the year ended March 31, 2016 amounted to $232,361,426. The cost of investments in Private Equity Investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Private Equity Investments. The Master Fund relies upon actual and estimated tax information provided by the managers of the Private Equity Investments as to the amounts of taxable income allocated to the Master Fund as of March 31, 2016.

10. Indemnification

In the normal course of business, the Master Fund may enter into contracts that provide general indemnification. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

11. Commitments

As of March 31, 2016, the Master Fund had contributed 80.63% or $1,638,198,522 of the total of $2,031,701,715 of its capital commitments to its Private Equity Investments. With respect to its (i) Direct Investments it had contributed $1,071,576,388 of $1,102,939,110 in total commitments, (ii) secondary Private Equity Investments it had contributed $430,847,488 of $599,673,520 in total commitments and (iii) primary Private Equity Investments it had contributed $135,774,646 of $329,089,085 in total commitments, in each case, as of March 31, 2016.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2016 (continued)

12. Risk Factors

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund invests substantially all of its available capital in Private Equity Investments. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Master Fund may have a concentration of investments in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments.

Interests in the Master Fund provide limited liquidity because Members will not be able to redeem Interests on a daily basis because the Master Fund is a closed-end fund. Therefore investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Fund and has determined that there were no subsequent events that require disclosure in the consolidated financial statements except for the following:

Effective April 1, 2016, State Street Global Services replaced UMB Fund Services, Inc. as the administrator and accounting agent to the Fund and will provide certain accounting, record keeping, and investor related services.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

The identity of the members of the Board and brief biographical information as of March 31, 2016 is set forth below. The Master Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, by calling 1-877-748-7209.

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER
James Frederick Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chairman and Manager	Since Inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	5
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since Inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-2015); Professor Emeritus of Accounting, S.C. Johnson Graduate School of Management at Cornell University (2015-Present); Director, The General Electric Company (2002-2016).	5
INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER
Brooks Lindberg Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since December 2012	Partner, Partners Group (2008-2014); Partners Group (2002-2014); Director, Partners Group (USA) Inc. (2008-2014); Director, Partners Group Real Estate LLC (2008-2012); Senior Vice President, Lendio, Inc. (2015).	5

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY OFFICER
Robert Collins Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	President	Since September 2014	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Director, Partners Group (USA) Inc. (2014-Present); Director, Partners Group (USA) Impact (2014-Present).	5
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Financial Officer	Since September 2014	Vice President, Partners Group (2014–Present); Partners Group (2010–Present); Director, Partners Group US Management, LLC (2014-Present); Director, Partners Group US Management II, LLC (2016-Present).	5
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Compliance Officer	Since December 2013	Manager, Brian Kawakami LLC (2015–Present); Partner, Ascendant Compliance Management, Inc. (2009–2015).	5
Oliver Jimenez Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Secretary	Since September 2014	Senior Vice President, Partners Group (2014-Present); Chief Compliance Officer, Partners Group (USA) Inc. (2014-Present); Chief Compliance Officer, Platinum Partners (2007-2014).	5

*

The Fund Complex consists of the Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Management Agreement

At a meeting of the Board held on December 3, 2015, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the approval of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees and other expenses of the Master Fund and the Feeder Funds (collectively, the “Funds”).

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

The Board considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel that provide such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Master Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Funds and the extent to which these would be passed on to the Funds; (6) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Master Fund; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Adviser and other investment advisers, to similar clients and in comparison to industry fees for similar services; and (9) possible conflicts of interest that the Adviser may have with respect to the Funds.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Master Fund are appropriate and consistent with the terms of the limited liability company agreement of the Master Fund, that the quality of those services is consistent with industry norms and that the Master Fund benefits from the Adviser’s management of the Master Fund investment program.

The Board noted that the performance of the Master Fund had been positive since inception and had less volatility than the equity markets, as measured by the S&P 500 Index.

The Board also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Master Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Board noted that the Adviser is part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Master Fund investment opportunities that would not be available to the Master Fund if the Adviser was not the Master Fund’s investment adviser.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered the anticipated costs of the services provided by the Adviser, and the compensation and benefits received by the Adviser in providing services to the Master Fund. The Board also reviewed the servicing fees paid to the Adviser or its affiliates by Partners Group Private Equity, LLC and Partners Group Private Equity (TEI), LLC. The Board reviewed the financial statements of the Adviser’s parent and a profitability analysis of the Adviser, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits derived from its relationship with the Master Fund in light of the Master Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds. The Board also concluded that the overall expense ratios of the Feeder Funds were reasonable, taking into account the size of the Feeder Funds and the quality of services provided by the Adviser.

The Board considered the extent to which economies of scale could be realized and whether fee levels would reflect those economies, noting that as the Master Fund grows, economies of scale would be realized.

The Board considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Board determined that the information presented provided a sufficient basis upon which to approve the Agreement and that the compensation and other terms of the Agreement were in the best interests of the Master Fund and its Members.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Equity (Master Fund), LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity (Master Fund), LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Equity (Master Fund), LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Equity (Master Fund), LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Private Equity (Master Fund), LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Private Equity (Master Fund), LLC does not jointly market.

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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Robert J. Swieringa is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $162,640 for 2015 and $189,929 for 2016, which was allocated from Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) based on the registrant’s proportionate ownership share in the Master Fund.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2015 and $0 for 2016.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC, and Partners Group Private Equity (Institutional TEI), LLC (the “Funds”) are clients of Partners Group (USA) Inc. (“the “Adviser”). All proxy voting responsibilities of the Funds are performed by the Adviser, with the assistance of administrator of the Funds.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by each Fund for which it serves as adviser, and the Adviser shall vote said proxies strictly in accordance with the proxy voting policies submitted by that firm to and approved by the Board of Managers.

The Adviser acts as fiduciary in relation to the portfolios of the Funds and any other clients that it may manage in the future and the assets entrusted by them to their management. Where the assets placed in the Adviser’s care include shares of corporate stock or ownership interest, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is the Adviser’s duty as a fiduciary to vote all proxies relating to such shares.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients. In voting these proxies, the Adviser may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. The Adviser will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities in regard to voting proxies, the Adviser must track all shareholder/interest holder meetings convened by companies whose shares are held in the Adviser client accounts, identify all issues presented to shareholder/interest holders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

In addition, the Adviser may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

Generally, the Adviser views that proxy proposals can be grouped into six broad categories as follows:

I.	Election of Board of Directors

•
The Adviser will generally vote in support of management’s nominees for the board of directors; however, the Adviser may choose not to support management’s proposed board if circumstances warrant such consideration.

II.	Appointment of Independent Auditors

•	The Adviser will support the recommendation of the respective corporation’s board of directors.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•
Proposals may originate from either management or shareholder/interest holders, and among other things, may request revisions to the corporate bylaws that will affect shareholder/interest holder ownership rights. The Adviser does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.

•	The Adviser supports the following types of corporate structure and shareholder/interest holder rights proposals:
o	Management proposals for approval of stock/interest repurchase programs; stock splits (including reverse splits).
o	Authorization to increase shares outstanding.
o	The ability of shareholder/interest holders to vote on shareholder/interest holder rights plans (poison pills).
o	Shareholder/interest holder rights to eliminate or remove supermajority provisions.
o	Shareholder/interest holders’ rights to call special meetings and to act by written consent.
•	The Adviser votes against management on the following items which have potentially substantial financial or best interest impact:

o
Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders which are contrary to the best interest of existing shareholder/interest holders.

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.
o	Amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.
o	Elimination of shareholder/interest holders’ right to call special meetings.
o	Establishment of classified boards of directors.
o	Reincorporation in a state which has more stringent anti-takeover and related provisions.

o
Shareholder/interest holder rights plans that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.

o	Excessive compensation.
o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.
o	Adjournment of meeting to solicit additional votes.
o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.
o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis. The Adviser uses its discretion in order to maximize shareholder/interest holder value. The Adviser generally votes as follows:

o	Against offers with potentially damaging consequences for minority shareholder/interest holders because of illiquid stock/interest, especially in some non-US markets.
o	For offers that concur with index calculators’ treatment and our ability to meet our clients’ return objectives for passive funds.
o	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

V.	Executive and Director Equity-Based Compensation

•
The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation.

VI.	Corporate Social and Policy Issues

•	Proposals usually originate from shareholder/interest holders and may require a revision of certain business practices and policies.

•
The Adviser believes, however, that typical business matters that directly or indirectly affect corporate profitability are primarily the responsibility of management. The Adviser believes it is inappropriate to use client assets to address socio-political issues. Therefore, social and policy issues reflected in shareholder/interest holder proposals should be subject to the approval of the corporation’s board of directors.

Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take. The final decision about which course to follow shall be made by the Adviser’s Proxy Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may employ the services of a Proxy Firm, wholly independent of the Adviser, and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Adviser’s Proxy Committee may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the Proxy Committee shall make a decision about the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of the Adviser’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not the Adviser’s, best interests.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the "Adviser"), who are primarily responsible for the day-to-day portfolio management of the Partners Group Private Equity, LLC as of June 9, 2016:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Robert M. Collins	Managing Director	Since 2014	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Director, Partners Group (USA) Inc. (2014-Present); Director, Partners Group (USA) Impact (2014-Present).	Robert Collins
Scott Essex	Managing Director	Since Inception	Managing Director, Partners Group (USA) Inc. (2012-Present); Partners Group (2007-Present); Director, Partners Group (USA) Inc. (2014-Present).	Portfolio Management
Jennifer Haas	Senior Vice President	Since Inception	Senior Vice President, Partners Group (USA) Inc. (2006-Present).	Portfolio Management
David Layton	Managing Director	Since 2011	Managing Director, Partners Group (USA) Inc. (2011-Present); Partners Group (2006-Present); Director, Partners Group (USA) Inc. (2014-Present).	Portfolio Management
Anthony Shontz	Managing Director	Since 2012	Senior Vice President, Partners Group (USA) Inc. (2007-Present).	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Partners Group Private Equity, LLC, for which the members of the Investment Committee of the Investment Adviser are primarily responsible for the day-to-day portfolio management as of March 31, 2016:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Robert Collins	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Fifteen pooled investment vehicles with a value of 1.197 billion	Six accounts with a value of $867.240 million
Scott Essex	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Fifteen pooled investment vehicles with a value of 1.197 billion	Six accounts with a value of $867.240 million
Jennifer Haas	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Fifteen pooled investment vehicles with a value of 1.197 billion	Six accounts with a value of $867.240 million
David Layton	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Fifteen pooled investment vehicles with a value of 1.197 billion	Six accounts with a value of $867.240 million
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Fifteen pooled investment vehicles with a value of 1.197 billion	Six accounts with a value of $867.240 million

 Potential Conflicts of Interests

 Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and the Master Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

 The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is an employee owned limited liability company. The ownership structure is designed to motivate and retain employees. Current employees own a majority of Partners Group Holding.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individ-ual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or op-tions de-pending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Master Fund as of March 31, 2016:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Robert Collins	None
Scott Essex	None
Jennifer Haas	None
David Layton	None
Anthony Shontz	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Partners Group Private Equity, LLC

By (Signature and Title)*	/s/ Robert Collins
Robert Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date	June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert Collins
Robert Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date	June 9, 2016

By (Signature and Title)*	/s/ Justin Rindos
Justin Rindos, Chief Financial Officer
(Principal Financial Officer)

Date	June 9, 2016

*	Print the name and title of each signing officer under his or her signature.